Rule 497(d)


                                     FT 1790

                          Supplement to the Prospectus

Notwithstanding anything to the contrary in the Prospectus, all shares of Lehman Brothers Holdings Inc. (LEH) have been removed from Target Triad Sept. '08 - Term 11/30/09 and all shares of American International Group, Inc. (Ticker: AIG) have been removed from Dow(R) Target 10 Sept. '08 - Term 9/30/09 for certain of the reasons set forth in "Removing Securities from a Trust" in the Prospectus.


September 18, 2008